Q3 FY17 Conference Call May 4, 2017

© 2017 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include our expectations for our markets, including demand for certain products and demand in certain markets, any anticipation or guidance as to future financial performance, including future net revenue, earnings per share, and operating margins, the number of outstanding shares, anticipated sales trends and demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) quarter-over-quarter product mix fluctuations which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) trends in average selling prices across our business; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; (f) various risks related to our business, including in relation to competition, production and sales, and (g) risks related to our separation from Viavi Solutions (formerly JDS Uniphase). All forward- looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these and other risks, please refer to the "Risk Factors" section included in the Company’s 10-Q for the quarter ended April 1, 2017 filed with the Securities and Exchange Commission, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements and preliminary financial results contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal third quarter 2017 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring, stock-based compensation, litigation, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. 2

© 2017 Lumentum Operations LLC Q3 FY17 Results (GAAP) $ millions except for EPS, % of revenue Q3 FY17 Q2 FY17 Q3 FY16(1) Revenue $255.8 $265.0 $230.4 Gross Margin 82.1 32.1% 87.0 32.8% 62.8 27.3% Operating Expenses 68.5 26.8% 73.7 27.8% 65.1 28.3% Operating income 13.6 5.3% 13.3 5.0% (2.3) (1.0)% EPS (diluted)(2) $(0.92) $0.19 $(0.13) Shares-M (diluted) 61.0 62.7 59.2 3 (1) Q3 FY16 included one extra week and was a 14-week quarter. (2) Includes EPS impact of $(0.94) loss per share from unrealized loss on derivative liabilities from Series A preferred stock & convertible note, as well as the effective interest on the convertible note.

© 2017 Lumentum Operations LLC Q3 FY17 Results (Non-GAAP) $ millions except for EPS, % of revenue Q3 FY17 Q2 FY17 Q3 FY16(1) Revenue $255.8 $265.0 $230.4 Gross Margin 87.9 34.4% 97.9 36.9% 74.2 32.2% Operating Expenses 55.7 21.8% 58.9 22.2% 53.9 23.4% Operating income 32.2 12.6% 39.0 14.7% 20.3 8.8% EPS (diluted) $0.49 $0.57 $0.32 Shares-M (diluted) 63.4 62.7 61.5 4 (1) Q3 FY16 included one extra week and was a 14-week quarter.

© 2017 Lumentum Operations LLC Q3 FY17 Segment Results (Non-GAAP) $ millions Q3 FY17 Q2 FY17 Q3 FY16(1) Revenue $255.8 $265.0 $230.4 Optical Communications 216.1 236.6 197.2 Telecom 164.9 160.1 140.0 Datacom 39.0 68.1 45.5 Industrial & Consumer(2) 12.2 8.4 11.7 Commercial Lasers 39.7 28.4 33.2 Gross Margin 34.4% 36.9% 32.2% Optical Communications 33.1% 36.6% 29.8% Commercial Lasers 41.3% 39.4% 46.7% 5 (1) Q3 FY16 included one extra week and was a 14-week quarter. (2) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications.

© 2017 Lumentum Operations LLC Balance Sheet – Selected Items 6 $ millions Q3 FY17 Q2 FY17 Cash and Cash Equivalents 577.9 155.9 Working Capital(1) 171.6 169.7 Property, Plant & Equipment, net 246.6 219.6 Total Assets 1,244.5 796.7 Liabilities(2) 740.1 244.5 Shareholders’ Equity(3) 504.4 552.2 Total Liabilities & Shareholders’ Equity 1,244.5 796.7 (1) Working capital excluding cash (2) Includes issuance of $450M convertible notes (3) Includes convertible preferred stock of $35.8M

© 2017 Lumentum Operations LLC Q4 FY17 Guidance (Non-GAAP) 7 $ millions except for EPS, % of revenue Q3 FY17 Actual Q4 FY17 Estimate Revenue $255.8M $220M - $235M Operating Margin 12.6% 9.0 – 11.0% EPS (diluted) $0.49 $0.30 – $0.40 Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.